EXHIBIT 10.1

AMENDMENT TO CREDIT AGREEMENT

     AMENDMENT TO CREDIT AGREEMENT, dated as of March 31, 2004 (the “Amendment”), among EAGLEPICHER HOLDINGS, Inc., a Delaware corporation (“Holdings”) and EAGLEPICHER INCORPORATED, an Ohio corporation (the “Borrower”), the lenders party hereto (each a “Lender” and collectively, the “Lenders”) and HARRIS TRUST AND SAVINGS BANK, as Administrative Agent (in such capacity, the “Agent”). All terms used herein which are not otherwise specifically defined herein shall have the same meaning herein as defined in the Credit Agreement as further amended hereby.

W I T N E S S E T H:

     WHEREAS, Holdings, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement, dated as of August 7, 2003 (the “Credit Agreement”); and

     WHEREAS, the Borrower has requested that (i) the Fixed Charge Coverage Ratio be amended, (ii) the Leverage Ratio be amended, (iii) the Restricted Payment, Indebtedness and Investment covenants be amended and (iv) the amount of Capital Expenditures be amended, and that certain other amendments be made to the Credit Agreement; and

     WHEREAS, the Lenders and the Agents party hereto, are willing to so amend the Credit Agreement, subject to the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound thereby, covenant and agree as follows:

SECTION 1. AMENDMENTS.

     Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

     1.1 New Definitions. Section 1.1 of the Credit Agreement shall be amended by inserting in the appropriate alphabetical order the following definitions to read as follows:

     “CPI” means the “United States City Average All Items for All Urban Consumers (CPI-U, 1982-84=100)” published by the Bureau of Labor Statistics of the U.S. Department of Labor. If the publication of the Consumer Price Index of the U.S. Bureau of Labor Statistics is discontinued, comparable statistics on the purchasing power of the consumer dollar published by a responsible financial periodical selected by the Agent shall be used for making such computations.

     “Foreign Subsidiary Distribution” means any cash dividend or other cash distribution with respect to any Equity Interest of the Borrower in any Foreign Subsidiary or any cash payment, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interest of the Borrower in such Foreign Subsidiary or any option, warrant or other right to acquire any such Equity Interest of the Borrower in such Foreign Subsidiary.

     “Foreign Subsidiary Loans” means loans made by any Foreign Subsidiary to the Borrower in an aggregate principal amount not to exceed the aggregate amount of cash on hand from such Foreign Subsidiary, commencing after the Effective Date, provided that such loans shall (a) mature no earlier than the date that is 180 days after the Tranche B Maturity Date and (b) be expressly subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent.

     “Maximum Granaria Management Fee” means euro 2,000,000 subject to adjustment as follows: on September 1, 2004 and each September 1 thereafter, the current Maximum Granaria Management Fee shall be calculated by multiplying euro 2,000,000 by the sum of (i) 1 plus (ii) the amount equal to (x) the CPI on such adjustment date divided by CPI for September 1, 2004 minus (y) 1.

     1.2 Indebtedness. Section 6.01(a)(xv) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(xv) the BV Loans and Foreign Subsidiary Loans; and

     1.3. Investments. Section 6.04 of the Credit Agreement shall be amended by (i) deleting the word “and” at the end of clause (l) thereof, (ii) deleting the period at the end of clause (m) thereof and replacing such period with the word “and” and (iii) inserting a new clause “(n)” in the appropriate alphabetical order to read as follows:

     (n) investments by the Borrower in Equity Interests of any Foreign Subsidiary in amounts not to exceed the aggregate amount of all Foreign Subsidiary Distributions made by such Foreign Subsidiary to the Borrower after the Effective Date; provided that any such Equity Interest held by Borrower shall be pledged pursuant to the Collateral Agreement (subject to the limitations applicable to Equity Interests of a foreign subsidiary referred to in paragraph (b) of the definition of the term “Collateral and Guaranty Requirement”).

     1.4. Restricted Payments. Section 6.08(a)(iii) of the Credit Agreement shall be and is hereby amended and restated in its entirety to read as follows:

     (iii) during any fiscal year thereof, the Borrower may pay management fees to Granaria or any of its Affiliates in an aggregate amount not to exceed the Maximum Granaria Management Fee in effect during such fiscal year and reimburse Granaria or any of its Affiliates for their reasonable out-of-pocket expenses relating to their management of Holdings,

     1.5. Indebtedness. Section 6.08(b)(vii) shall be amended and restated in its entirety to read as follows:

     (vii) prepayment of Foreign Subsidiary Loans and prepayment of up to $5,000,000 in aggregate principal amount of BV Loans which do not constitute Foreign Subsidiary Loans; provided that, in either case, no Event of Default shall have occurred and be continuing after giving effect to any such payment; and

     1.6. Leverage Ratio. Section 6.13 of the Credit Agreement shall be and is hereby amended and restated in its entirety to read as follows:

     Section 6.13. Leverage Ratio. The Borrower will not permit the Leverage Ratio as of any fiscal quarter end during any period set forth below to exceed the ratio set forth opposite such period:

PERIOD	RATIO
March 1, 2004 to and including May 31, 2004	4.70 to 1.00
June 1, 2004 to and including August 31, 2004	4.50 to 1.00
September 1, 2004 to and including August 31, 2005	4.25 to 1.00
September 1, 2005 to and including August 31, 2006	4.00 to 1.00
September 1, 2006 to and including August 31, 2007	3.75 to 1.00
September 1, 2007 to and including August 31, 2008	3.25 to 1.00
September 1, 2008 and thereafter	3.00 to 1.00

     1.6. Fixed Charge Coverage Ratio. Section 6.14 of the Credit Agreement shall be and is hereby amended and restated in its entirety to read as follows:

     Section 6.14. Fixed Charge Coverage Ratio. The Borrower will not permit the ratio of (a) Consolidated EBITDA minus Capital Expenditures to (b) Consolidated Fixed Charges, in each case for any period of four consecutive fiscal quarters ending on any fiscal quarter end during any period set forth below, to be less than the ratio set forth below opposite such period:

PERIOD	RATIO
May 31, 2004 to and including August 31, 2004	1.15 to 1.00
September 1, 2004 to and including August 31, 2005	1.25 to 1.00
September 1, 2005 to and including August 31, 2006	1.50 to 1.00
September 1, 2006 to and including August 31, 2007	1.50 to 1.00
September 1, 2007 and thereafter	1.75 to 1.00

     1.7. Capital Expenditures. Section 6.15(a) of the Credit Agreement shall be and is hereby amended by deleting the phrase “to exceed $40,000,000 in the aggregate” therein and replacing such with the phrase “to exceed (i) for the fiscal year ending November 30, 2004, $45,000,000 in the aggregate and (ii) at all other times, $40,000,000 in the aggregate” in lieu thereof.

SECTION 2. CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     2.1. The Borrower, the Agent and Required Lenders shall have executed and delivered this Amendment.

     2.2. The Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Agent or its counsel may reasonably request.

     2.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

SECTION 3. REPRESENTATIONS.

     In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof the representations and warranties set forth in Article III of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 3.04 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Agent) and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

     4.1. The Borrower heretofore executed and delivered to the Agent the Collateral Agreement and certain other collateral documents. The Borrower hereby acknowledges and agrees that the Liens created and provided for by the Collateral Agreement continues to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Agreement and the rights and remedies of the Agent thereunder, the obligations of the Borrower thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

     4.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, any note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     4.3. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

     4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of New York.

[SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

EAGLEPICHER HOLDINGS, INC.

By	/s/ Thomas R. Pilholski

Name: Thomas R. Pilholski
Title: Senior Vice President and Chief Financial Officer

EAGLEPICHER INCORPORATED

By	/s/ Thomas R. Pilholski

Name: Thomas R. Pilholski
Title: Senior Vice President and Chief Financial Officer

HARRIS TRUST AND SAVINGS BANK, individually and as Agent

By	/s/ Danjuma Gibson

Name: Danjuma Gibson
Title: Vice President

ABN AMRO BANK N.V.

By	/s/ Angela Noique

Name: Angela Noique
Title: Group Vice President

By	/s/ John M. Pastore

Name: John M. Pastore
Title: Vice President

UBS AG, CAYMAN ISLAND BRANCH

By	/s/ Wilfred V. Saint

Name: Wilfred V. Saint
Title: Director Banking Products Services, US

By	/s/ Joselin Fernandes

Name: Joselin Fernandes
Title: Associate Director Banking Products Services, US

GENERAL ELECTRIC CAPITAL CORPORATION

By	/s/ Larry Fave

Name: Larry Fave
Title: Authorized Signatory

BANK ONE, NA, with its main office in Chicago, Illinois

By	/s/ Steven J. Krakoski

Name: Steven J. Krakoski
Title: First Vice President

PNC BANK, NATIONAL ASSOCIATION

By	/s/ Bruce A. Kitner

Name: Bruce A. Kitner
Title: Vice President

PROVIDENT BANK

By	/s/ Richard E. Wirthlin

Name: Thomas R. Pilholski
Title: Senior Vice President

CREDIT INDUSTRIAL ET COMMERCIAL

By	/s/ Anthony Rock

Name: Anthony Rock
Title: Vice President

By	/s/ Brian O’Leary

Name: Brian O’Leary
Title: Vice President

RZB FINANCE LLC, CONNECTICUT OFFICE

By	/s/ Astrid Wilke

Name: Astrid Wilke
Title: Vice President

By	/s/ Christoph Hoedl

Name: Christoph Hoedl
Title: Vice President

GOLDENTREE LOAN OPPORTUNITIES II, LIMITED (BY: GOLDENTREE ASSET MANAGEMENT, LP)

By	/s/ Frederick S. Hadad

Name: Frederick S. Haddad
Title:

AMARA-I FINANCE, LTD.
BY: PATRIARCH PARTNERS XI, LLC, ITS MANAGING AGENT

By	/s/ Lynn Tilton

Name: Lynn Tilton
Title: Manager

AMARA 2 FINANCE, LTD.
BY: PATRIARCH PARTNERS XI, LLC, ITS MANAGING AGENT

By	/s/ Lynn Tilton

Name: Lynn Tilton
Title: Manager

INVESCO EUROPEAN CDO I S.A.
BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS COLLATERAL MANAGER

By	/s/ Joseph Rotondo

Name: Joseph Rotondo
Title: Authorized Signatory

AVALON CAPITAL LTD.
BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS PORTFOLIO ADVISOR

By	/s/ Joseph Rotondo

Name: Joseph Rotondo
Title: Authorized Signatory

AVALON CAPITAL LTD. 2
BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS PORTFOLIO ADVISOR

By	/s/ Joseph Rotondo

Name: Joseph Rotondo

Title: Authorized Signatory

CHARTER VIEW PORTFOLIO
BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS INVESTMENT ADVISOR

By	/s/ Joseph Rotondo

Name: Joseph Rotondo
Title: Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS INVESTMENT ADVISOR

By	/s/ Joseph Rotondo

Name: Joseph Rotondo
Title: Authorized Signatory

AIM FLOATING RATE FUND
BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS SUB-ADVISOR

By	/s/ Joseph Rotondo

Name: Joseph Rotondo
Title: Authorized Signatory

SEQUILS-LIBERTY, LTD.
BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS COLLATERAL MANAGER

By	/s/ Joseph Rotondo

Name: Joseph Rotondo
Title: Authorized Signatory

SAGAMORE CLO LTD.
BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS COLLATERAL MANAGER

By	/s/ Joseph Rotondo

Name: Joseph Rotondo
Title: Authorized Signatory

SARATOGA CLO I, LIMITED
BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS ASSET MANAGER

By	/s/ Joseph Rotondo

Name: Joseph Rotondo
Title: Authorized Signatory

OLYMPIC FUNDING TRUST, SERIES 1999-1

By	/s/ Ann E. Morris

Name: Ann E. Morris
Title: Authorized Agent

MUIRFIELD TRADING LLC

By	/s/ Ann E. Morris

Name: Ann E. Morris
Title: Authorized Agent

GULF STREAM-COMPASS CLO 2003-1, LTD.

By	/s/ Barry K. Love

Name: Barry K. Love
Title: Chief Credit Officer

APEX (TRIMARAN) CDO 1, LTD.
BY: TRIMARAN ADVISORS, L.L.C.

By	/s/ David M. Millison

Name: David M. Millison
Title: Managing Director

STELLAR FUNDING, LTD.

By	/s/ Kaitlin Trinh

Name: Kaitlin Trinh
Title: Fund Controller

VENTURE CDO 2002, LIMITED
BY ITS INVESTMENT ADVISORS MJX ASSET MANAGEMENT LLC

By	/s/ Hans L. Christensen

Name: Hans L. Christensen
Title: Chief Investment Officer

VENTURE II CDO 2002, LIMITED
BY ITS INVESTMENT ADVISORS MJX ASSET MANAGEMENT LLC

By	/s/ Hans L. Christensen

Name: Hans L. Christensen
Title: Chief Investment Officer

DENALI CAPITAL CLO I, LTD.
BY: DENALI CAPITAL LLC, MANAGING MEMBER OF DC FUNDING PARTNERS, PROTFOLIO MANAGER FOR DENALI CAPITAL CLO I, LTD., OR AN AFFILIATE

By	/s/ John P. Thacker

Name: John P. Thacker
Title: Chief Credit Officer

DENALI CAPITAL CLO III, LTD.
BY: DENALI CAPITAL LLC, MANAGING MEMBER OF DC FUNDING PARTNERS, PROTFOLIO MANAGER FOR DENALI CAPITAL CLO III, LTD., OR AN AFFILIATE

By	/s/ John P. Thacker

Name: John P. Thacker
Title: Chief Credit Officer

MOUNTAIN CAPITAL CLO II LTD.

By	/s/ Chris Siddons

Name: Chris Siddons
Title: Director

CLYDESDALE CLO 2003 LTD.
NOMURA RESEARCH AND ASSET MANAGEMENT INC., AS AGENT

By	/s/ unreadable

Name:
Title:

CLYDESDALE CLO 2001-1 LTD.
NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC., AS COLLATERAL MANAGER

By	/s/ unreadable

Name:
Title:

NOMURA BOND & LOAN FUND
BY: UFJ TRUST BANK LIMITED AS TRUSTEE
BY: NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. ATTORNEY IN FACT

By	/s/ unreadable

Name:
Title:

HEWETT’S ISLAND CDO, LTD.
BY: CYPRESSTREE INVESTMENT MANAGEMENT COPANY, INC., AS PROTFOLIO MANAGER

By	/s/ Jeffrey Megar

Name: Jeffrey Megar
Title: Director

CLOSE INTERNATIONAL CUSTODY SERVICES LIMITED AS CUSTODIAN OF CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED BY CYPRESSTREE STRATEGIC DEBT MANAGEMENT CO., INC. AS INVESTMENT ADVISOR
By	/s/ Michelle L. Patterson
	Name:	Michelle L. Patterson
	Title:	Investment Analyst

By	/s/ Jeffrey Megar
	Name:	Jeffrey Megar
	Title:	Director

PUTNAM VARIABLE TRUST-PVT HIGH YIELD FUND
By	/s/ unreadable
Name:
Title:

PUTNAM DIVERSIFIED INCOME TRUST
By	/s/ unreadable
Name:
Title:

PUTNAM HIGH YIELD ADVANTAGE FUND
By	/s/ unreadable
Name:
Title:

PUTNAM HIGH YIELD TRUST
By	/s/ unreadable
Name:
Title:

PUTNAM VARIABLE TRUST-PVT DIVERSIFIED INCOME FUND
By	/s/ unreadable
Name:
Title:

PUTNAM PREMIER INCOME TRUST
By	/s/ unreadable
Name:
Title:

PUTNAM MASTER INTERMEDIATE INCOME TRUST
By	/s/ unreadable
Name:
Title:

PUTNAM MASTER INCOME TRUST
By	/s/ unreadable
Name:
Title:

FRANKLIN CLO IV, LIMITED
By	/s/ Tyler Chan
	Name:	Tyler Chan
	Title:	Vice President

FRANKLIN FLOATING RATE MASTER SERIES
By	/s/ Tyler Chan
	Name:	Tyler Chan
	Title:	Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND
By	/s/ Tyler Chan
	Name:	Tyler Chan
	Title:	Vice President

VAN KAMPEN SENIOR LOAN FUND BY: VAN KAMPEN INVESTMENT ADVISORY CORP.
By	/s/ Brad Langs
	Name:	Brad Langs
	Title:	Executive Director

VAN KAMPEN SENIOR INCOME TRUST BY: VAN KAMPEN INVESTMENT ADVISORY CORP.
By	/s/ Brad Langs
	Name:	Brad Langs
	Title:	Executive Director

CALLIDUS DEBT PARTNERS CLO FUND II LTD.
By	/s/ Mavis Taintor
	Name:	Mavis Taintor
	Title:	Managing Director

ARCHIMEDES FUNDING IV (CAYMAN), LTD. BY: ING CAPITAL ADVISORS LLC, AS COLLATERAL MANAGER
By	/s/ Philip C. Robbins
	Name:	Philip C. Robbins
	Title:	Director

ENDURANCE CLO I, LTD. BY: ING CAPITAL ADVISORS LLC, AS COLLATERAL MANAGER
By	/s/ Philip C. Robbins
	Name:	Philip C. Robbins
	Title:	Director

ING-ORYX CLO, LTD. BY: ING CAPITAL ADVISORS LLC, AS COLLATERAL MANAGER
By	/s/ Philip C. Robbins
	Name:	Philip C. Robbins
	Title:	Director

SEQUILS-ING I (HBDGM), LTD. BY: ING CAPITAL ADVISORS LLC, AS COLLATERAL MANAGER
By	/s/ Philip C. Robbins
	Name:	Philip C. Robbins
	Title:	Director

FOOTHILL INCOME TRUST II, L.P.
By	/s/ Jeff Nokera
	Name:	Jeff Nokera
	Title:	Managing Member

MAGNETITE V CLO, LIMITED
By	/s/ Mark J. Williams
	Name:	Mark J. Williams
	Title:	Authorized Signatory

MAGNETITE IV CLO, LTD.
By	/s/ Mark J. Williams
	Name:	Mark J. Williams
	Title:	Authorized Signatory

BLACKROCK LIMITED DURATION INCOME TRUST
By	/s/ Mark J. Williams
	Name:	Mark J. Williams
	Title:	Authorized Signatory

NORSE CBO, LTD.
BY: REGIMENT CAPITAL MANAGEMENT, LLC AS ITS INVESTMENT ADVISOR
BY: REGIMENT CAPITAL ADVISORS, LLC ITS MANAGER AND PURSUANT TO DELEGATED AUTHORITY
By	/s/ Timothy S. Peterson
	Name:	Timothy S. Peterson
	Title:	President

LANDMARK III CDO LIMITED
By	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Director

CSAM FUNDING III
By	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory

DRYDEN IV LEVERAGED LOAN CDO 2003, by Prudential Investment Management Inc., as collateral manager
By	/s/ B. Ross Smead
	Name:	B. Ross Smead
	Title:	Vice President

INNER HARBOR CBO 2001-1 LTD. BY: T. ROWE PRICE ASSOCIATES, INC. AS COLLATERAL MANAGER
By	/s/ Darren N. Braman
	Name:	Darren N. Braman
	Title:	Vice President

ALLSTATE LIFE INSURANCE COMPANY
By	/s/ Chris Goergen
	Name:	Chris Goergen
	Title:	Authorized Signatory

By	/s/ Jerry D. Zinkula
	Name:	Jerry D. Zinkula
	Title:	Authorized Signatory

AIMCO CLO SERIES 2001-A
By	/s/ Chris Goergen
	Name:	Chris Goergen
	Title:	Authorized Signatory

By	/s/ Jerry D. Zinkula
	Name:	Jerry D. Zinkula
	Title:	Authorized Signatory

AIMCO CLO SERIES 2000-A
By	/s/ Chris Goergen
	Name:	Chris Goergen
	Title:	Authorized Signatory

By	/s/ Jerry D. Zinkula
	Name:	Jerry D. Zinkula
	Title:	Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE
By	/s/ Marc Berg
	Name:	Marc Berg
	Title:	Authorized Signatory

EMERALD ORCHARD LIMITED
By	/s/ Michelle Manning
	Name:	Michelle Manning
	Title:	Attorney in Fact

AMMC CDO II, LIMITED BY: AMERICAN MONEY MANAGEMENT CORP., AS COLLATERAL MANAGER
By	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Vice President

AMMC CDO I, LIMITED BY: AMERICAN MONEY MANAGEMENT CORP., AS COLLATERAL MANAGER
By	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Vice President

DENALI CAPITAL CLO II, LTD.
BY: DENALI CAPITAL LLC, MANAGING MEMBER OF DC FUNDING PARTNERS, PROTFOLIO MANAGER FOR DENALI CAPITAL CLO II, LTD., OR AN AFFILIATE
By	/s/ John P. Thacker
	Name:	John P. Thacker
	Title:	Chief Credit Officer

NEMEAN CLO, LTD. BY: ING CAPITAL ADVISORS LLC, AS COLLATERAL MANAGER
By	/s/ Philip C. Robbins
	Name:	Philip C. Robbins
	Title:	Director

COOKSMILL
By	/s/ John R.M. Campbell
	Name:	John R.M. Campbell
	Title:	Authorized Signatory

FIFTH THIRD BANK
By	/s/ Gary Losey
	Name:	Gary Losey
	Title:	AVP – Relationship Manger

ARCHIMEDES FUNDING III, LTD. BY: ING CAPITAL ADVISORS LLC, AS COLLATERAL MANAGER
By	/s/ Philip C. Robbins
	Name:	Philip C. Robbins
	Title:	Director